                                  SERVICING CERTIFICATE                                                                      PAGE 5
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
MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A              Current Collection Period:  01-Aug-97 to 31-Aug-97
                                                                                 P & S Agreement Date:                    01-Mar-97
PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                                Current
                                                                                                                     --------------
Class A Certificates, Series 1997A       LIBOR + 0.25%      5.87500%             Original Closing Date:     3/26/97       16-Aug-97
Class B Certificates, Series 1997A       LIBOR + 1.25%      6.87500%             Distribution Date:                       15-Sep-97
                                                                                 Days in Accrual Period                          31
                                                                                                                          15-Aug-97
                                                                                                                          14-Sep-97

                                     Weighted Avg Mtg Rate (WAC)                     7.63769%
LIBOR            5.62500%            Weighted Avg Net Mtg Rate (Alt. Rate)           7.25920%
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
 1            Beginning Pool Principal Balance                                                                   299,769,499.39
 2            Beginning Pool Balance Factor                                                                          91.159828%
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 3            Beginning Class A Principal Balance                                                                295,658,026.39
 4            Beginning Class B Principal Balance                                                                  4,111,473.00
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 5            Aggregate of all Monthly Principal Payments                                       (P&S 5.08i   )             0.00
 6            Aggregate of all Principal Prepayments Received                                   (P&S 5.08i   )     6,268,986.42
 7            Aggregate of any Net Liquidation Proceeds Received                                (P&S 5.08iii )             0.00
 8            Aggregate of any Insurance Proceeds Received                                      (P&S 5.08iv  )             0.00
 9            Aggregate of any Awards or Settlements From Condemnation
              Proceedings                                                                       (P&S 5.08v   )             0.00
10            Aggregate of any Proceeds From Repurchased Mortgage Loans                         (P&S 5.08vi  )             0.00
11            Aggregate of any Revenues From Fidelity Bond or Mortgage
              Interest Insurance Policy                                                         (P&S 5.08vii )             0.00
12            Aggregate of any Revenues From Foreclosure or Deed Net of
              any Advances                                                                      (P&S 5.08viii )            0.00
13            Current Principal Advances                                                                                   0.00
14            Current Servicer Principal Reimbursements                                                                    0.00
15            Total Principal Available For Distribution
              (5+6+7+8+9+10+11+12+13-14)                                                                           6,268,986.42
16            Unrecovered Principal Amounts (Liquidation Loss)                                                             0.00
17            Aggregate of all Interest Payments Received                                       (P&S 5.08ii  )     1,636,540.86
17a           Prefunding Account Interest Earned                                                (P&S 5.14b )               0.00
17b           Accrued Interest at Cl A pass-through rate x Pre-funded
              Amount for 11 days (1st dist only)                                                (P&S 6.01a  )              0.00
18            Current Servicing Fee                                                             (P&S 5.08ii  )        31,777.45
19            Monthly Interest Advance (Recovery) based on Delinquent Accounts                  (P&S 6.02vii )        57,103.71
19 i.         Current Servicer Interest Advance (Recovery)                                                            57,103.71
20            Scheduled Formula Principal Distribution Amount (5+13-14)                                                    0.00
21            Unscheduled Formula Principal Distribution Amount
              (6+7+8+9+10+11+12)                                                                                   6,268,986.42
22            Total Interest Available For Distribution (17+17a+17b-18+19i)                                        1,661,867.12
23            Total Funds Available For Distribution (15+22)                                                       7,930,853.54

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24            Formula Principal Distribution Amount  (Lines 20 + 21)                                               6,268,986.42
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                                                                                  WATERFALL
25 i.         Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                 (P&S 6.02i   )           98.63%
   ii.        Class A Percentage  x  Scheduled Formula Principal Distribution
              Amount (Line 20)                                                                                             0.00
   iii.       Class A Prepayment Percentage                                                                             100.00%
   iv.        Class A Prepayment Percentage  x  Unscheduled Formula Principal
              Distribution Amount                                                                                  6,268,986.42
   v.         Class A Total Distribution Allocable to Principal                       2                            6,268,986.42
   vi.        Class A Recovered Principal Amount                                                                           0.00
   vii        Class A Unrecovered Principal Amount                                    7                                    0.00

26 i.         Class A Total Distribution Allocable to Interest
              (min of: 26ii. or 23)                                                   1         (P&S 6.02ii  )     1,495,742.17
   ii.        Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                    (P&S 6.02ii  )     1,495,742.17
   iii.       Class A Current Interest  (pass-through rate x A's upb)                           (P&S 6.02ii  )     1,495,742.17
   iv.        Class A Unpaid Interest Shortfall  (Class A's interest s/f
              from preceding distribution date)                                                 (P&S 6.02iii  )            0.00

   v.         Class A Unpaid Interest Shortfall  (Class A's interest s/f
              from preceding distribution date)                                                 (P&S 6.02iii  )            0.00
   vi.        Class A Unpaid Interest Shortfall included in 26i.
              (when 26iii. > 0: min of 26i. and 26iv.)                                          (P&S 6.02iii  )            0.00
   viii.      Class A Interest Shortfall  (26ii. - 26i.)                                        (P&S 6.02iii  )            0.00
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27 i          Current Certificate Insurance Premium                                   3                               29,352.43
   ii.        Reimbursement Amount                                                    4         (P&S 6.02vi  )             0.00
   iii.       Redirection of Certificate Insurance                                                                         0.00
   iv.        Total Amount to Certificate Insurer                                                                     29,352.43
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28 i          Subordinated Percentage                                                           (P&S 6.02i   )             1.37%
   ii         Subordinated Percentage of Scheduled Formula Principal
              Distribution Amount                                                                                          0.00
   iii.       Subordinated Prepayment Percentage                                                                           0.00%
   iv.        Subordinated Prepayment Percentage of Unscheduled Formula
              Principal Distribution Amount                                                                                0.00
   v.         Class B Total Distribution Allocable to Principal                       8                                    0.00
   vi.        Class B Recovered Loss Amount                                           9                                    0.00
   vii        Class B Unrecovered Loss Amount                                                                              0.00

29 i          Class B Total Distribution Allocable to Interest                        6         (P&S 6.02ii  )        24,340.49
   ii.        Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                   (P&S 6.02ii  )        24,340.49
   iii.       Class B Current Interest (pass-through rate x B's upb)                            (P&S 6.02iii  )       24,340.49
   iv.        Class B Unpaid Interest Shortfall  (Class B's interest s/f
              from preceding distribution date)                                                 (P&S 6.02iii  )            0.00

   v.         Class B Unpaid Interest Shortfall  (Class B's interest s/f
              from preceding distribution date)                                                                            -
   vi.        Class B Unpaid Interest Shortfall included in 26i.
              (when 29iii. > 0: min of 29i. and 29iv.)                                                                     0.00
   viii.      Class B Interest Shortfall  (29ii. - 29i.)                                                                   0.00
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30 i.         Cumulative Master Servicer Advanced Interest                                      (P&S 6.02v   )       496,641.80
   ii.        Cumulative Master Servicer Advanced Principal                                                                0.00
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31 i.         Beginning Reserve Fund Balance                                                    (P&S 6.06   )        250,000.00
   ii.        Current Reserve Fund Deposit                                            5                                    0.00
   iii        Current Reserve Fund Advances                                                                                0.00
   iv.        Ending Reserve Fund Balance (required amount = $250,000)                                               250,000.00
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32 i.         Available Excess Interest                                                                              112,432.03
   ii.        Distribution Account Shortfall                                                    (P&S 6.02xvi)              0.00
   iii        Class R Distribution Amount For Such Distribution Date                  10                             112,432.03
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33 i.         Ending Pool Principal Balance                                                     (P&S 6.02vii)    293,500,512.97
   ii.        Ending Pool Balance Factor                                                                             89.253431%
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34            Ending Class A Principal Balance                                                                   289,389,039.97
35            Ending Class B Principal Balance                                                                     4,111,473.00
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
                                               STATEMENT TO CERTIFICATEHOLDERS PAGE 6
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
MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A             Current Collection Period:  01-Aug-97 to 31-Aug-97

PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                  LIBOR=                5.6250%
Class A Certificates, Series 1997A         LIBOR + 0.25%     5.87500%           Original Closing Date:               16-Aug-97
Class B Certificates, Series 1997A         LIBOR + 1.25%     6.87500%           Distribution Date:                   15-Sep-97
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
                  Weighted Avg Net Mtg Rate (Alt. Rate)                 7.25920%
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
 1 i.        Class A Total Distribution Allocable to Principal                                                            19.305346
   ii.       Class A Percentage  x  Scheduled Formula Principal Distribution
             Amount (Line 20)                                                                                              0.000000
   iii.      Class A Prepayment Percentage  x  Unscheduled Formula Principal
             Distribution Amount                                                                                          19.305346
   iv        Class A Recovered Principal Amount                                                                            0.000000
   v         Class A Unrecovered Principal Amount                                                                          0.000000

 2 i.        Class A Total Distribution Allocable to Interest
             (min of: 26ii. or 23)                                                                                         4.606139
   ii.       Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                                                  4.606139
   iii.      Class A Unpaid Interest Shortfall included in 26i.
             (when 26iii. > 0: min of 26i. and 26iv.)                                                                      0.000000
   iv        Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                                                  0.000000

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 3 i.        Class B Total Distribution Allocable to Principal                                                             0.000000
   ii.       Subordinated Percentage of Scheduled Formula Principal
             Distribution Amount                                                                                           0.000000
   iii.      Subordinated Prepayment Percentage of Unscheduled Formula
             Principal Distribution Amount                                                                                 0.000000
   iv        Class B Recovered Loss Amount                                                                                 0.000000
   v         Class B Unrecovered Loss Amount                                                                               0.000000

 4 i.        Class B Total Distribution Allocable to Interest                                                              5.920139
   ii.       Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                               5.920139
   iii.      Class B Current Interest (pass-through rate x B's upb)                                                        5.920139
   iv        Class B Unpaid Interest Shortfall  (Class B's interest s/f from
             preceding distribution date)                                                                                  0.000000
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 5           Ending Pool Principal Balance                                                                           293,500,512.97
 6           Ending Pool Balance Factor                                                                                  89.253431%

 7           Ending Class A Principal Balance                                                                        289,389,039.97
 8           Ending Class B Principal Balance                                                                          4,111,473.00
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 9 i.        Current Master Servicer Advanced (Recovered) Interest                                                        57,103.71
   ii.       Current Master Servicer Advanced (Recovered) Principal                                                            0.00
   iii.      Current Trustee Advanced Interest                                                                                 0.00
   iv        Current Trustee Advanced Principal                                                                                0.00
   v         Additional Servicing Compensation                                                           (P&S 6.02ix  )        0.00
   vi        Amount of Servicing Advances Paid by Master Servicer                                        (P&S 6.02 x  )        0.00
   vii       Formula Principal Amount & Unrecovered Principal Amounts                                    (P&S 6.02iv  )        0.00
   viii      Amount of Delinquencies of Mortgage Loans                                                                    28,606.98
   ix        CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:      15-SEP-97                                                  0.00000%
   x         CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:      15-SEP-97                                                  0.00000%
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10 i         Number of Mortgage Loans 30 to 59 Days Delinquent                                                                    8
   ii        Aggregate Principal Balances of Mortgage Loans 30 to 59
             Days Delinquent                                                                                           1,644,520.33
11 i         Number of Mortgage Loans 60 to 89 Days Delinquent                                                                    1
   ii        Aggregate Principal Balances of Mortgage Loans 60 to 89
             Days Delinquent                                                                                           1,000,000.00
12 i         Number of Mortgage Loans 90 or More Days Delinquent                                                                  0
   ii        Aggregate Principal Balances of Mortgage Loans 90 or More
             Days Delinquent                                                                                                   0.00
13 i         Number of Mortgage Loans in Foreclosure                                                                              0
   ii        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     0.00

14           Book Value of Real Estate Acquired Through Foreclosure or Grant
             of a Deed                                                                                                         0.00
15           Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                             (P&S 6.02xiii)        0.00
====================================================================================================================================
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